UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 28, 2006
FREEDOM ACQUISITION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33217 (Commission File Number)	20-5009693 (IRS Employer Identification Number)
1114 Avenue of the Americas, 41st Floor
New York, New York 10036
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 380-2230
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On December 28, 2006, Freedom Acquisition Holdings, Inc. (the “Company”) entered into the Investment Management Trust Agreement (the “Trust Agreement”) with Continental Stock Transfer & Trust Co. (the “Trustee”), pursuant to which the Trustee agreed, among other things, to (i) hold initially $466,320,000 (the “Property”) in trust in a trust account (the “Trust Account”) for the benefit of the Company’s public stockholders, (ii) manage, supervise and administer the Trust Account subject to the terms and conditions set forth in the Trust Agreement, (iii) invest and reinvest the Property in United States government securities and/or in any open ended money market fund(s) selected by the Company meeting certain conditions and (iv) collect and receive, when due, all principal and income arising from the Property, which income, net of taxes, shall become part of the Property, and the remaining income arising from the Property, net of taxes, up to $3,900,000 may be released to the Company periodically to fund its working capital requirements.
     The Trust Agreement was entered into in connection with the Company’s IPO (as defined below). If the underwriters’ over-allotment option in connection with the IPO is exercised in full, the total amount of Property held in trust in the Trust Account pursuant to the Trust Agreement will be initially $535,728,000.
Item 8.01. Other Events.
     On December 28, 2006, the initial public offering (“IPO”) of 48,000,000 Units (“Units”) of the Company was consummated. Each Unit consists of one share of Common Stock, $0.0001 par value per share (“Common Stock”), and one warrant (“Warrant”) to purchase one share of Common Stock. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $480,000,000. Audited financial statements as of December 28, 2006 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     Not applicable
(b) Pro Forma Financial Information.
     Not applicable
(c) Exhibits.

Exhibit 10.32	— Investment Management Trust Agreement dated as of December 28, 2006 between Continental Stock Transfer & Trust Company and the Registrant.

Exhibit 99.1	— Audited Financial Statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM ACQUISITION HOLDINGS, INC.
Date: December 29, 2006	By:	/s/ NICOLAS BERGGRUEN
		Name:	Nicolas Berggruen
		Title:	President

Index to Exhibits

Exhibit No.	Exhibit Title

10.32	Investment Management Trust Agreement dated as of December 28, 2006 between Continental Stock Transfer & Trust Company and the Registrant.

99.1	Audited Financial Statements.

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